UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2022

EJF ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40113	98-1574021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2107 Wilson Boulevard, Suite 410 Arlington, Virginia	22201
(Address of Principal Executive Offices)	(Zip Code)

(703) 879-3292

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	EJFAU	The Nasdaq Stock Market LLC
Class A ordinary shares	EJFA	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EJFAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 10, 2022, Barclays Capital Inc. (“Barclays”) delivered a letter (the “Barclays Letter”) to EJF Acquisition Corp. (“EJFA”) and Pagaya Technologies Ltd. (“Pagaya”), pursuant to which Barclays advised EJFA and Pagaya that as of the date thereof, Barclays resigned from, and ceased or refused to act in every capacity and relationship (i) contemplated under the engagement letter to which it was a party, dated November 10, 2021 (the “Engagement Letter”), which terminated in accordance with its terms on March 15, 2022, and (ii) in which Barclays has otherwise been described in Pagaya’s Registration Statement on Form F-4 (the “Registration Statement”) that was declared effective on May 20, 2022 (Registration No. 333-264168) as acting or agreeing to act with respect to EJFA’s business combination transaction with Pagaya. In the Barclays Letter, Barclays also confirmed that it had waived (i) any Deferred Discount (as defined in the underwriting agreement to which is was a party, dated February 24, 2021, related to EJFA’s initial public offering) and (ii) any fees and expense reimbursement pursuant to the Engagement Letter.

Additionally, Barclays disclaimed any responsibility for the Registration Statement and indicated its intention to provide written notice to the Securities and Exchange Commission (“SEC”) regarding its resignation.

Additional Information and Where to Find It

In connection with the proposed business combination between Pagaya and EJFA, Pagaya filed a registration statement on Form F-4 and the related definitive proxy statement/prospectus (the “Proxy Statement”) that was distributed to shareholders of EJFA in connection with EJFA’s solicitation of proxies for the vote by its shareholders with respect to the proposed business combination. The registration statement was declared effective by the SEC, and EJFA mailed the definitive Proxy Statement to its shareholders as of the record date established for voting on the proposed business combination and the other proposals regarding the proposed business combination set forth in the Proxy Statement. Pagaya or EJFA may also file other documents with the SEC regarding the proposed business combination. Before making any investment or voting decision, shareholders and other interested persons are advised to read the registration statement and the definitive Proxy Statement in connection with EJFA’s solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because these materials contain important information about Pagaya, EJFA and the proposed transaction. Shareholders may obtain a copy of the definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov, or at Pagaya’s website at www.pagaya.com, or by directing a request to: EJF Acquisition Corp., 2107 Wilson Boulevard, Suite 410, Arlington, Virginia 22201.

Participants in the Solicitation

Pagaya and EJFA and their respective directors and officers may be deemed participants in the solicitation of proxies of EJFA’s shareholders in connection with the proposed business combination. EJFA’s shareholders, Pagaya’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Pagaya and EJFA at Pagaya’s website at www.pagaya.com, or in EJFA’s Annual Report on Form 10-K filed on March 31, 2022.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to EJFA’s shareholders in connection with the proposed transaction is set forth in the definitive Proxy Statement for the transaction. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction is included in the definitive Proxy Statement filed with the SEC in connection with the proposed business combination.

Forward-looking Statements

This document includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “could,” “continue,” “expect,” “estimate,” “may,” “plan,” “outlook,” “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include estimated financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of EJFA, Pagaya or the combined company after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger providing for the business combination (the “Agreement”) and the proposed business combination contemplated thereby; (2) the inability to complete the transactions contemplated by the Agreement due to the failure to obtain approval of the shareholders of EJFA or other conditions to closing in the Agreement; (3) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Pagaya as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Pagaya may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the SEC by EJFA or Pagaya. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. EJFA and Pagaya undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Any financial information or projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Pagaya’s and EJFA’s control. The inclusion of financial information or projections in this communication should not be regarded as an indication that Pagaya or EJFA, or their respective representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events.

Non-Solicitation

This document is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, the securities of Pagaya, EJFA or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2022	EJF ACQUISITION CORP.

	By:	/s/ Kevin Stein
		Name:	Kevin Stein
		Title:	Chief Executive Officer